Exhibit 99.1

January 8, 2007

Dear Inland Retail Real Estate Trust, Inc. Shareholder:

On January 7, 2007, Inland Retail Real Estate Trust, Inc. (“Inland Retail”) paid a distribution of $0.069167 per share to shareholders of record as of December 21, 2006. This calculation is based upon an annualized rate of $.83 per share divided by 12 months. The annualized distribution rate of $0.83 per share remains the same.

In connection with our previously announced merger with Developers Diversified Realty Corporation (“DDR”), the Distribution Reinvestment Program has been suspended. Thus, shareholders are no longer able to reinvest their distributions. If your investment is held in a retirement account, such as an IRA or SEP, your distribution has been sent to your custodian, as required by the Internal Revenue Service (“IRS”).

Proxy

In the near future, you should receive a proxy statement detailing our merger with DDR and requesting your vote on the merger. Your vote is very important! Please take the time to review the proxy statement and place your vote. The merger cannot be completed without an affirmative vote of at least two-thirds of our outstanding shares voting to approve the merger and merger agreement. Our special meeting of stockholders is scheduled for February 22, 2007, so please vote as timely as possible.

1099s

Form 1099s will be mailed to shareholders on or before January 31, 2007, by Registrar and Transfer Company (“R&T”). Tax information will also be available on R&T’s website at www.rtco.com. If you do not already have a password, you may apply for one on the bottom of the website’s home page.

ERISA Valuation

Qualified plans are required to report account values on an annual basis under the Employee Retirement Income Security Act (ERISA). Solely for this purpose, as of December 31, 2006, the ERISA value of shares of Inland Retail was estimated at $14.00 per share. As there is no established public trading market for our shares of common stock, this estimated value may not reflect the actual market value of your shares on any given date; and there can be no assurances that shareholders could receive $14.00 per share if any such market did exist, or that shareholders will be able to receive such amount for their shares at any time in the future.

Madison Tender Offer

We are aware that you may have received an unsolicited “mini-tender” offer by Madison Liquidity Investors, LLC (“Madison”) dated December 26, 2006, to purchase shares of Inland Retail for a price of $12.50 per share. The purchase price will be reduced by any distributions made on or after December 26, 2006. Although some shareholders consider such offers a nuisance, Madison’s demand for ownership of our shares demonstrates their belief, as stated in the offer, that the value of our shares will ultimately be more than the price they are offering.

Madison Liquidity Investors, LLC and its offer are not affiliated with Inland Retail. Based upon the facts and information, as known today, Inland Retail does not recommend or endorse Madison’s mini-tender offer. Inland Retail suggests that shareholders not tender their shares in the offer. Our recommendation is based on the following:

Inland Retail and Developers Diversified Realty Corporation (“DDR”) entered into a merger agreement on October 20, 2006. Under the terms of the agreement, DDR will acquire all of the outstanding shares of Inland Retail for a total merger consideration of $14.00 per share in cash. DDR may elect to issue up to $4.00 per share of the total merger consideration in the form of DDR common stock. The merger agreement is attached to our Form 8-K that was filed with the U.S. Securities and Exchange Commission (“SEC”) on October 24, 2006.

Completion of the transaction, which is expected to occur in the first quarter of 2007, is subject to shareholder approval and other customary closing conditions as described in more detail in the merger agreement. While we can make no assurances that the merger agreement will be approved, we believe that this merger will provide an attractive alternative for our shareholders. Madison acknowledges in its tender offer that we signed this merger agreement with DDR for $14.00 per share. We are very optimistic about this liquidity event and anticipate, as does Madison, that the value of our stock will exceed Madison’s offer price of $12.50 per share; however, we can make no guarantees.

Shareholders are urged to consult with their financial advisors and to exercise caution with respect to mini-tender offers. Mini-tender offers are third-party offers to purchase less than 5% of a company’s outstanding shares, thereby avoiding many filing, disclosure and procedural requirements of the SEC. The SEC has cautioned investors about offers of this nature. Additional information about mini-tender offers is available on the SEC’s website at www.sec.gov/investor/pubs/minitend.htm.

If you have any questions regarding your investment, please contact your financial advisor or Inland Retail Investor Relations at (800) 348-9192. On behalf of Inland Retail, we wish you and your family a very happy, new year!

Sincerely,
INLAND RETAIL REAL ESTATE TRUST, INC.

Barry L. Lazarus
Chief Executive Officer

This letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this announcement are forward-looking statements. All forward-looking statements speak only as of the date of this announcement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of DDR, Inland Retail and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Inland Retail, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies, the marketing and sale of non-core assets, and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This letter does not constitute an offer of any securities for sale. In connection with the proposed transaction, DDR and Inland Retail have filed a definitive proxy statement/prospectus dated January 3, 2007 as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. Investors and security holders are urged to read the definitive proxy statement/prospectus because it contains important information about DDR and Inland Retail and the proposed merger. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by DDR and Inland Retail with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from DDR and Inland Retail by directing such request to: Developers Diversified Realty Corporation, Attention: Investor Relations, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or Inland Retail Real Estate Trust, Inc., Attention: Investor Relations, 2901 Butterfield Road, Oak Brook, IL 60523. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger.

DDR and Inland Retail and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inland Retail in connection with the merger. Information about DDR and its directors and executive officers, and their ownership of DDR securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of DDR, which was filed with the SEC on April 3, 2006. Information about Inland Retail and its directors and executive officers, and their ownership of Inland Retail securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Inland Retail, which was filed with the SEC on October 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available. As a result of this transaction, Inland Retail does not intend to hold an annual stockholder meeting and instead will hold a special meeting to vote on the proposed merger.